UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2006
Exide Technologies

(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13000 Deerfield Parkway, Building 200,		30004
Alpharetta, Georgia

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(678) 566-9000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Attached as Exhibit 99.1 is a press release dated August 8, 2006, which contains information regarding the Company’s results of operations and financial condition for the fiscal quarter ended June 30, 2006. The earnings release shall be deemed furnished but not filed.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1 Press Release dated August 8, 2006, announcing quarterly results

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exide Technologies
August 8, 2006	By:	Francis M. Corby, Jr.
		Name:	Francis M. Corby, Jr.
		Title:	Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated August 8, 2006, announcing quarterly results